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                                CASH TRANSACTIONS


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                       CABCO TR FOR FLORIDA POWER AND
                       LIGHT


June 1, 2000           Receipt of Interest on                         $881,250.00
                       Florida Power and Light 7.05%

June 1, 2000           Funds Disbursed to
                       Holders of CABCO
                       Trust Certificates                             $881,250.00
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